Workhorse Appoints Steve Schrader as Chief Financial Officer

CINCINNATI, December 19, 2019 - Workhorse Group Inc. (NASDAQ: WKHS) (“Workhorse”), an American technology company focused on providing sustainable and cost-effective electric-mobility solutions to the transportation sector, has appointed Steve Schrader as the company’s new Chief Financial Officer (CFO), effective December 19, 2019.

Schrader joins Workhorse with over sixteen years of CFO experience in public and private companies in industries as different as manufacturing, health care and utilities. He also has had leadership experience in Strategic Planning, M&A, Corporate Finance and Investor Relations.

Prior to his appointment, Schrader was CFO of Fuyao Glass America, a Dayton, OH located subsidiary of a Chinese-owned public company specializing in the manufacture of automobile glass. He was also CFO of Oncology Hematology Care (OHC), the largest oncology practice in the Cincinnati metro area. He started his career working for utilities that are now part of Duke Energy. His last position there was Vice President and CFO of Cinergy’s Regulated Business prior to Duke’s acquisition in 2006. Schrader holds a B.S. in Finance and Accounting from Ball State and an MBA from Butler University. He also received an Advanced Management Program Certificate from Harvard Business School.

“Steve brings to our organization a long and successful track record of senior leadership experience in both large public and private organizations,” said Workhorse CEO Duane Hughes. “His unique and balanced mix of operational skills and corporate finance experience will help guide Workhorse to realize its full growth potential and maximize shareholder value."

Schrader added: “It’s a great privilege and honor to be a part of a revolutionary company such as Workhorse, which is clearly at the forefront of the commercial electric delivery vehicle space. I look forward to playing an integral role in helping the company further its mission of changing the way the world works.”

Forward-Looking Statements
This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our limited operations and need to expand in the near future to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; our ability to continue as a going concern;

our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

About Workhorse Group Inc.
Workhorse is a technology company focused on providing electric mobility solutions to the transportation sector. As an American original equipment manufacturer, we design and build high performance battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Workhorse Investor Relations Contact:

Tom Colton or Matt Glover
Gateway Investor Relations
949-574-3860
WKHS@gatewayir.com